SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 26, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of June 1, 2002 providing for the issuance of GSR Mortgage Loan Trust 2002-5 Mortgage Pass-Through Certificates, Series 2002-5)


                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-89556-04                  13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2002-5 Mortgage Pass-through Certificates, Series 2002-5 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of June 1, 2002 among GS Mortgage Securities Corporation, as depositor, and JPMorgan Chase Bank, as Trustee.

     On August 26, 2002 distributions were made to the Certificateholders.Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on August 26, 2002 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  September 17, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 26, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on August 26, 2002


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                                            GSR MORTGAGE LOAN TRUST 2002-5
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                  August 26, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1A       169,800,000.00    151,502,099.81    33,257,925.85      335,955.91    33,593,881.76     0.00       0.00      118,244,173.96
A1B       143,500,000.00    143,500,000.00             0.00      431,097.92       431,097.92     0.00       0.00      143,500,000.00
A1C       261,513,000.00    261,513,000.00             0.00    1,192,499.28     1,192,499.28     0.00       0.00      261,513,000.00
A2        173,361,000.00    168,236,721.14     9,218,604.85      751,176.96     9,969,781.81     0.00       0.00      159,018,116.29
B1          5,344,000.00      5,338,001.25         6,031.21       24,496.46        30,527.67     0.00       0.00        5,331,970.04
B2          3,817,000.00      3,812,715.34         4,307.85       18,287.95        22,595.80     0.00       0.00        3,808,407.49
B3          2,290,000.00      2,287,429.43         2,584.48       12,208.93        14,793.41     0.00       0.00        2,284,844.95
B4          1,145,000.00      1,143,714.71         1,292.24        6,805.94         8,098.18     0.00       0.00        1,142,422.47
B5            764,000.00        763,142.39           862.25        4,541.26         5,403.51     0.00       0.00          762,280.14
B6          1,909,990.00      1,907,853.75         2,155.61       11,353.13        13,508.74     0.00       0.00        1,905,698.14
R1                100.00              0.00             0.00            0.00             0.00     0.00       0.00                0.00
R2                100.00              0.00             0.00            0.00             0.00     0.00       0.00                0.00
R3                100.00              0.00             0.00            0.00             0.00     0.00       0.00                0.00
TOTALS    763,444,290.00    740,004,677.82    42,493,764.34    2,788,423.74    45,282,188.08     0.00       0.00      697,510,913.48

X1        574,813,300.00    556,515,099.81             0.00    1,273,576.77     1,273,576.77     0.00       0.00      523,257,173.96
X2        173,361,000.00    168,236,721.14             0.00      341,754.93       341,754.93     0.00       0.00      159,018,116.29

-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1A      36229REK1        892.23851478  195.86528769    1.97853893   197.84382662      696.37322709       A1A         2.661000 %
A1B      36229REL9      1,000.00000000    0.00000000    3.00416669     3.00416669    1,000.00000000       A1B         3.605000 %
A1C      36229REM7      1,000.00000000    0.00000000    4.56000000     4.56000000    1,000.00000000       A1C         5.472000 %
A2       36229REN5        970.44157071   53.17577108    4.33302161    57.50879269      917.26579963       A2          5.358000 %
B1       36229RER6        998.87747942    1.12859469    4.58391841     5.71251310      997.74888473       B1          5.506883 %
B2       36229RES4        998.87747970    1.12859576    4.79118418     5.91977993      997.74888394       B2          5.755883 %
B3       36229RET2        998.87748035    1.12859389    5.33141048     6.46000437      997.74888646       B3          6.404883 %
B4       36229REU9        998.87747598    1.12859389    5.94405240     7.07264629      997.74888210       B4          7.140883 %
B5       36229REV7        998.87747382    1.12859948    5.94405759     7.07265707      997.74887435       B5          7.140883 %
B6       36229REW5        998.88153865    1.12859753    5.94407824     7.07267577      997.75294111       B6          7.140883 %
R1       36229REX3          0.00000000    0.00000000    0.00000000     0.00000000        0.00000000       R1          6.943333 %
R2       36229REY1          0.00000000    0.00000000    0.00000000     0.00000000        0.00000000       R2          6.943333 %
R3       36229REZ8          0.00000000    0.00000000    0.00000000     0.00000000        0.00000000       R3          6.943333 %
TOTALS                    969.29754733   55.66059619    3.65242596    59.31302215      913.63695114

X1       36229REP0        968.16670702    0.00000000    2.21563553     2.21563553      910.30804952       X1          2.746183 %
X2       36229REQ8        970.44157071    0.00000000    1.97134840     1.97134840      917.26579963       X2          2.437672 %
----------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                        Tel: (212)946-7959/Fax: (212)946-8744
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                         534,961,076.03
                                        Pool 2 Mortgage Loans                         162,549,837.45
Sec. 4.01(c)    Available Distribution                                                 46,897,519.78
                                        Principal Distribution Amount                     836,057.60
                                        Principal Prepayment Amount                    41,657,706.74

Sec. 4.01(e)    Principal Prepayments
                                        Class A1a                                      32,605,976.49
                                        Class A1b                                               0.00
                                        Class A1c                                               0.00
                                        Class A2                                        9,051,730.25
                                        Class B1                                                0.00
                                        Class B2                                                0.00
                                        Class B3                                                0.00
                                        Class B4                                                0.00
                                        Class B5                                                0.00
                                        Class B6                                                0.00


Sec. 4.01(f)    Interest Payment
                                        Class A1a
                                                              Accrued and Paid for Current Month              335,955.91
                                                              Accrued and Paid from Prior Months                    0.00
                                        Class A1b
                                                              Accrued and Paid for Current Month              431,097.92
                                                              Accrued and Paid from Prior Months                    0.00
                                        Class A1c
                                                              Accrued and Paid for Current Month            1,192,499.28
                                                              Accrued and Paid from Prior Months                    0.00
                                        Class A2
                                                              Accrued and Paid for Current Month              751,176.96
                                                              Accrued and Paid from Prior Months                    0.00
                                        Class X1
                                                              Accrued and Paid for Current Month            1,273,576.77
                                                              Accrued and Paid from Prior Months                    0.00
                                        Class X2
                                                              Accrued and Paid for Current Month              341,754.93
                                                              Accrued and Paid from Prior Months                    0.00
                                        Class B1
                                                              Accrued and Paid for Current Month               24,496.46
                                                              Accrued and Paid from Prior Months                    0.00
                                        Class B2
                                                              Accrued and Paid for Current Month               18,287.95
                                                              Accrued and Paid from Prior Months                    0.00
                                        Class B3
                                                              Accrued and Paid for Current Month               12,208.93
                                                              Accrued and Paid from Prior Months                    0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                6,805.94
                                                              Accrued and Paid from Prior Months                    0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                4,541.26
                                                              Accrued and Paid from Prior Months                    0.00
                                        Class B6
                                                              Accrued and Paid for Current Month               11,353.13
                                                              Accrued and Paid from Prior Months                    0.00
Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                     154,167.64
                                        Trustee Fee Paid                                                        4,625.03

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                     0.00
                                        Current Period Reimbursed Advances                                          0.00
                                        Aggregate Unreimbursed Advances                                             0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                     0.00
                                        Current Period Reimbursed Advances                                          0.00
                                        Aggregate Unreimbursed Advances                                             0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                       1,402
                                        Balance of Outstanding Mortgage Loans                             697,510,913.48

Sec. 4.01(l)     Number and Balance of Delinquent Loans
                  Group Totals
                                                            Principal
                  Period                Number                Balance              Percentage
                 0-30 days                       0                     0.00                  0.00 %
                 31-60 days                      0                     0.00                  0.00 %
                 61-90 days                      0                     0.00                  0.00 %
                 91-120 days                     0                     0.00                  0.00 %
                 121+days                        0                     0.00                  0.00 %
                  Total                          0                     0.00                  0.00 %
Sec. 4.01(l)     Number and Balance of REO Loans
                 Group Totals
                                       Principal
                  Number               Balance                Percentage
                            0                    0.00                  0.00 %


Sec. 4.01(l)     Number and Balance of Loans in Bankruptcy
                 Group Totals
                                       Principal
                  Number               Balance                Percentage
                            0                    0.00                  0.00 %


Sec. 4.01(m)     Number and Balance of Loans in Foreclosure
                 Group Totals
                                       Principal
                  Number               Balance                Percentage
                            0                    0.00                  0.00 %

Sec. 4.01(o)       Aggregate Principal Payment
                                         Scheduled Principal                                836,057.60
                                         Payoffs                                         40,356,080.69
                                         Prepayments                                      1,301,626.05
                                         Liquidation Proceeds                                     0.00
                                         Condemnation Proceeds                                    0.00
                                         Insurance Proceeds                                       0.00
                                         Realized Losses                                          0.00

                                         Realized Losses Group 1                                  0.00
                                         Realized Losses Group 2                                  0.00
                                         Realized Gains                                           0.00

Sec. 4.01(p)       Aggregate Amount of Mortgage Loans Repurchased                                 0.00

Sec. 4.01(q)       Aggregate Amount of Shortfall Allocated for Current Period
                                         Class A1a                                                0.00
                                         Class A1b                                                0.00
                                         Class A1c                                                0.00
                                         Class A2                                                 0.00
                                         Class X1                                                 0.00
                                         Class X2                                                 0.00
                                         Class B1                                                 0.00
                                         Class B2                                                 0.00
                                         Class B3                                                 0.00
                                         Class B4                                                 0.00
                                         Class B5                                                 0.00
                                         Class B6                                                 0.00

Sec. 4.01(s) Group I
                          Senior Percentage                          97.940000 %
                          Senior Prepayment Percentage              100.000000 %
                          Subordinate Percentage                      2.060000 %
                          Subordinate Prepayment Percentage           0.000000 %

Sec. 4.01(s) Group II
                          Senior Percentage                          97.940000 %
                          Senior Prepayment Percentage              100.000000 %
                          Subordinate Percentage                      2.060000 %
                          Subordinate Prepayment Percentage           0.000000 %

Aggregate
                          Scheduled Principal                         836,057.60
                          Unscheduled Principal                    41,657,706.74
                          Beginning Balance                       740,004,677.82
                          Ending Balance                          697,510,913.48
                          Net Wac                                        7.14118
                          Weighted Averge Maturity                        323.00
Groups
                          Net Wac Group 1                                6.94333
                          Net Wac Group 2                                7.79567

                          Wam Group 1                                     320.00

                          Wam Group 2                                     332.00

                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



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